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EXHIBIT 23.2

CONSENT OF ARTHUR ANDERSEN LLP

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-53927 and File No. 333-93745).

Chicago, Illinois
March 22, 2002

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  EXHIBIT 23.2
CONSENT OF ARTHUR ANDERSEN LLP